UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2014

CONCORD CAMERA CORP.
(Exact name of registrant as specified in its charter)

New Jersey	0-17038	13-3152196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 331-4203

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 7, 2014, the Company's board of directors (the "Board's") approved the cancellation of all certificates representing the securities of the Company and the filing of a Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 ("Form 15") with the United States Securities and Exchange Commission (the "SEC") to terminate the registration of the Company's securities in accordance with the previously announced Plan of Dissolution and Liquidation (the "Plan of Liquidation"). As a result, the Company's securities are no longer outstanding and the former holders of such securities are no longer Company shareholders. The Company currently anticipates that the Form 15 will be filed with the SEC on or about the date of the filing of this Form 8-K. Within some period of time following the filing of the Form 15, the identification of a shareholder’s ownership interest in the Company’s securities may no longer be reflected in the shareholder's brokerage account(s). As previously announced, the Company intends to use its limited remaining funds to compete the Plan of Liquidation as soon as practicable. The final distribution to shareholders was made in July 2014.

Cautionary Statement About Forward Looking Statements

The statements contained in this Form 8-K that are not historical facts are "forward looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: "estimates," "projects," "anticipates," "expects," "intends," "believes," "plans," "forecasts" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties, including statements reported in this Form 8-K regarding the timing of the filing of the Form 15, the removal of the identification of a shareholder’s ownership interest in the Company's securities from shareholder brokerage accounts and the completion of the Plan of Liquidation. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the timing of the Company's completion and filing of the Form 15, the acceptance of the Form 15 by the SEC, the timing of the processing of the Form 15 by the SEC and others and the Company's ability to, the costs associated with and the time required to complete the Plan of Liquidation.

For a discussion of some additional factors that could cause actual results to differ, see the risks discussed under "Risk Factors" and the disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2008 and subsequently filed reports and in "Certain Risks Related to the Dissolution and the Plan of Liquidation" and the disclosures in the Definitive Proxy Statement for the 2008 Annual Shareholders' Meeting filed with the Securities and Exchange Commission on November 7, 2008. The Company wishes to caution the reader that these forward-looking statements, including, without limitation, statements regarding the timing of the filing of the Form 15, the completion of the Plan of Liquidation and other statements contained in this Form 8-K regarding matters that are not historical facts, are only estimates or predictions. No assurance can be given that future results will be achieved.

Actual events or results may differ materially as a result of risks facing the Company or actual results differing from the assumptions underlying such statements. Any forward-looking statements contained in this Form 8-K represent the Company’s estimates only as of the date of this Form 8-K, or as of such earlier dates as are indicated herein, and should not be relied upon

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as representing the Company’s estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, unless required by applicable law, the Company specifically disclaims any obligation to do so, even if its estimates change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCORD CAMERA CORP.
Date: November 7, 2014	By: /s/ Ira B. Lampert Ira B. Lampert, Chief Executive Officer, President and Treasurer

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